[LETTERHEAD OF FORMAN, RICHTER & RUBIN]



                        CONSENT OF INDEPENDENT AUDITORS'

We consent to the use of our reports dated February 23, 2000, with respect to the consolidated financial statements of MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY that is made part of this Current Report on Form 8-K.



                                        /s/ Forman, Richter & Rubin
                                        ----------------------------------------
                                            FORMAN, RICHTER & RUBIN
                                            AN ACCOUNTANCY CORPORATION


COVINA, CALIFORNIA
MARCH 10, 2000

                    [LETTERHEAD OF FORMAN, RICHTER & RUBIN]



                        CONSENT OF INDEPENDENT AUDITORS'
                        --------------------------------

We consent to the use of our reports dated March 17, 1999, with respect to the consolidated financial statements of MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY that is made part of this Current Report on Form 8-K.



                                        /s/ Forman, Richter & Rubin
                                        ----------------------------------------
                                            FORMAN, RICHTER & RUBIN
                                            AN ACCOUNTANCY CORPORATION

COVINA, CALIFORNIA
MARCH 10, 2000